SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2004

ITLA CAPITAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	0-26960	95-4596322

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

888 Prospect Street, Suite 110, La Jolla, California	92037

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 551-0511

N/A

(Former name or former address, if changed since last report)

next page

Item 9.  Regulation FD Disclosure

          "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This Form 8-K contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, changes in economic conditions in our market areas, changes in policies by regulatory agencies, the impact of competitive loan products, loan demand risks, the quality or composition of our loan or investment portfolios, fluctuations in interest rates and changes in the relative differences between short and long term interest rates, levels of nonperforming assets and operating results, the impact of terrorist actions and other risks detailed from time to time in our filings with the Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results to differ materially from those expressed in any forward-looking statements by, or on behalf of, us.

          Set forth below is material to be presented at ITLA Capital Corporation's Annual Meeting of Stockholders to be held on July 28, 2004.

next page

TRANSCRIPT OF PRESENTATION

George Haligowski

2003 marked the beginning of a long-term strategy to make ITLA a significant banking force in the West.

As we celebrate our 30th year reaching $1.8 billion dollars in assets, we are focused like never before on conquering new frontiers, creating state-of-the-art products, investing in new technologies, and putting financial and human capital to work in groundbreaking ways.

ITLA's emerging skills, capabilities and the ability to provide innovative products and services to our customers have paved the way to a transformation from a Thrift and Loan to a regional commercial bank.

But in 2003, we set our sights on more than new growth horizons. In addition to building new branches, offering new services and launching a comprehensive suite of online products, we also turned our focus to relationship banking.

We did this by not only cementing existing long-term customer relationships, but by providing an unparalleled level of personalized attention to new customers that larger financial institutions are not equipped to offer.

In conjunction with our push to become a significant regional banking enterprise, we have ushered in a lending diversification plan, combined with strategic acquisitions and investments in proven technologies, to make our banking operation exceptionally efficient and profitable leading ITLA to its highest level of earnings in its three decade history and contributing to our stock price reaching an all time high of more than $51 dollars per share.

ITLA has consistently shown its ability to not only adapt to change, but anticipate it and stay ahead of the curve.

Our performance philosophy, our ability to react quickly to changing market conditions, our focus on precision and speed and our consistent ability to stay at the head of the pack - during good or bad economic conditions - make these exciting times, in what no doubt promises to be a race in an extremely competitive consolidating environment, to deliver quality services to our customers and superior bottom line results to our shareholders.

Chart 1 - Net Income

Voice Over (V.O.)

In 2003, ITLA Capital reported net income of $29.6 million dollars, a 48% increase over the prior year.

Chart 2 - Stock Performance
(V.O.)

For three years ended December 2003, ITLA Capital's share price increased by 300 percent. The NASDAQ composite index decreased by 50% during the same period.

With an expanding footprint in California, Nevada, Washington, Arizona, Texas and Georgia, ITLA has its sights set on becoming a significant regional banking force.

David Keeley

Our focus is to take care of our customers and make them feel special about their banking needs. Imperial Capital Bank prides itself on one-on-one relationships, we are business bank. Our customers are not just a number. We want to tailor make our products and services to help them succeed financially.

next page

Joseph Cortese

It's the people and the quality of the service they provide.

Mickie Riley

They basically had the same philosophy that we did as a small company.

Don Hinton

We try to tailor the loan to the needs of the borrower and the project, rather than having the borrower and the project conform to some standard program.

Mickie Riley

It's key with the banker-builder relationship is when you put in a loan draw and you put in your invoices for payment that the builders pay quickly so the builder in turn can pay the sub-contractors quickly. When they get paid on time, they'll show up on time and they'll do a quality job.

Don Hinton

Our job as lenders in this business is to try and design products that work for the builders.

Mickie Riley

Frankly, I don't have a desire to talk to a lot of these bigger banks right now because of the personal involvement.

Thomas Burney

I've been a Jiffy Lube franchisee for about 20 years and over that period of time I've had an opportunity to deal with a lot of banks. Usually, I had to always adjust my needs to what the bank's program was. The difference is, when I'm dealing with Ellen Galperson, I fell I'm dealing with a banker, not a loan processor, not a saleswoman.

Ellen Galperson

Thomas Burney and I were able to sit down and talk about both his present and long-term needs. We were able to walk through what his financing requirements were and to develop a plan for getting him through each year's financing requirements.

Thomas Burney

A bank is only as good as its people, and the people at ICB were absolutely the best. They listened and they performed like they really care at getting my particular program put together.

Robert Reeves

They know who I am, they know what my banking practices are, they know my business, and they are very helpful. They know your name when you come in the bank and it's a pleasure to do business on that kind of a basis.

next page

Don Nickbarg

It's about building trust with customers and a history of over 30 years of growing with client needs and always being personally accessible.

Allen Boerner

They've done everything on a timely manner. They have performed and done everything they said they were going to do.

Tom Senske

And they were very very happy with the results and we're very very happy to have them as clients.

Allen Boerner

We've developed a...in our opinion, a great relationship.

Tom Senske

We've become actually quite good friends as well as business relationship partners.

Jeffery Beach

These guys are definitely straight shooters. We've had a very good relationship with them in the past and we look forward to doing a lot of stuff with them in the future.

Andrew Stevens

I think it's almost a cliché that Hollywood is about relationships and I think if I had to distinguish doing business with the Lew Horwitz Organization as opposed to another independent film financing bank, it's personal and personal attention as opposed to corporate sterility. LHO treats its clients with a personal touch.

Lori Gay

Imperial Capital understood who we were right away and I think what was exciting about that was they looked at us on paper and said "Oh, this is a good business. You guys are beyond serving the community, you're doing real stuff that matters."

David Burt

Being a non-profit organization presented a challenge for many banks, but Imperial Capital Bank was able to get over those hurdles and structure a loan that was mutually beneficial for the bank and Lori Gay.

Lori Gay

ICB treated us like we were a family member right from the beginning. We love that.

Scot Wallace

ITLA has consistently invested in proven banking technology to better serve its customer base. By relying on automation to improve efficiencies, our associates are freed up to deal one-on-one with their clients, where machines can't provide the personalized human connection that's critical to the process. In other words sometimes you need the face-to-face connection with your banker and sometimes you don't. Our Virtual Banking operations are a prime example of this notion.

next page

This is more than a smart way of doing business. It's a way of leveraging technology smartly... enabling us to offer a better class of service by allowing us to be measurably more efficient and dramatically more responsive than most banks. This has helped make ITLA the performer it is.

Chart 3 - Efficiency Ratio Comparison
(V.O.)

Continuing its track record of efficient operations, ITLA Capital spent $0.37 for each dollar of revenue earned in 2003, compared to the industry average of $0.63 cents.

Steven Exley

ICB is the most customer-satisfaction oriented bank that I've ever dealt with. They not only listen to the customers' needs, they perform on those needs on a timely manner.

Mark Damon

With a couple of rare exceptions, we've done almost all of our films with LHO.

David Hutkin

Media 8 has become a full service client of ours. We have a lending relationship, we also have a very profitable deposit relationship.

Mark Damon

It's different when you're dealing with a big big bank who doesn't understand your problems, doesn't care about relationships. With LHO, you always feel that you're taken care of.

David Hutkin

With our new deposit emphasis and range of products that we can offer, we're giving them choice and giving them the product that they need.

They came to us with a film called Monster with Charlize Theron and initially we structured it as a very traditional film. We then went back in and lent two more times against the same film as the film gained in notoriety and gained in value.

Mark Damon

This is the independent phenomenon of the year, and I'm so glad it happens again to be with LHO.

Dan Markel

This is a bank that gets their hands dirty. They get in with the project, they see what the entrepreneur and deal is seeing and then they'll make the move.

I brought them up here in the roof and I showed them and I said "This is what we have right now but let me show what its gonna be." And they got it. This is the first authentic loft conversion that's been done in the San Fernando Valley so I think that's a real feather in the cap for Imperial Capital Bank.

next page

J. Collier

They are willing to look at a project in a creative way, think out of the box and figure out a way to make it happen. They are professionals, they look at creative solutions to problems and it's just a lot easier to work with them than it is with a lot of other banks.

Amos Mahrer

ICB tailored their program based on my business needs and not on their balance sheet, and that's a big difference between what they do versus the other banks, who look at the balance sheet only.

Chart 4 - Growth in Earnings Per Share
(V.O.)

ITLA Capital's earnings per share totaled $4.55 in 2003. Since ITLA went public in 1995, their earnings per share have increased at a compounded annual growth rate of 18.8% percent.

Tim Doyle

ITLA by any measure is a success story. As we approach our 30th year of operation, with $1.8 billion dollars in total assets, ITLA is the largest bank holding company headquartered in San Diego, California.

In addition, we've expanded our footprint now serving a growing customer base through seven retail branch locations and six lending offices located in California, Nevada, Arizona, Texas, Washington and Georgia.

The engines for the growth of ITLA's business activities are Imperial Capital Bank's four lending platforms:

David Burt

The Commercial Real Estate Loan Division focuses on the construction of the new and rehabilitation of the old. ICB has an intimate, hands-on understanding of every aspect of the income property business.

With loans ranging from $2.0 million dollars to $15 million dollars, our lending philosophy pivots on a common sense assessment of each transaction's unique characteristics in relation to the demands of today's market.

Dan Gaylord

Imperial Capital Express, on the other hand, concentrates on smaller balance multifamily and commercial real estate loans up to $2.0 million. In just over eighteen months since its start-up, ICE, which is undergoing a multi-state expansion in 2004, has originated over $200 million of real estate loans, indicating the viability and depth of the market for this product.

Ellen Galperson

Imperial Capital Franchise Finance, which provides innovative financing for franchised restaurants and quick-lube operators, has a world class team, with years of direct experience working with thousands of operators and an understanding of the nuances and competitive demands of multi-unit franchise businesses.

Peter Graham

LHO Entertainment Finance is an internationally recognized financing leader in the independent film and television production industry.

next page

David Hutkin

LHO lends against international and domestic distribution contracts, as well as providing "Gap" financing against unsold domestic and international rights.

Peter Graham

LHO has financed a range of projects, from smaller genre video titles to Academy award nominated features.

David Hutkin

Our entertainment team has second to none entertainment knowledge, contacts and financial expertise to effectively service this niche-lending business.

Tim Doyle

Loan originations through these four lending channels alone reached approximately $800 million dollars in 2003, the highest level in the 30 year history of ICB, clearly acknowledging the strength of our business model.

But as a niche player, we do not have the luxury of resting on our laurels. In this consolidating market of mega banks, we need to continually offer world-class service that customers just can't count on from today's super-sized financial institutions.

Ray Shams

Our focus has been to expand from our core businesses and offer our customers added value through our personalized products and services, which now include a complete range of deposit products for business clients and consumers.

Checking, interest checking, money market accounts, savings accounts, IRA's and certificates of deposit, all offered from our traditional branch offices and through our virtual bank.

Maxwell Sinclair

2003 was also significant because ICB received a Community Reinvestment Act rating of "Outstanding" from the FDIC for the Bank's record of making loans to, investing in, and providing services to underserved communities. This rating is the highest classification given by the FDIC in relation to a bank's compliance with CRA. ICB's 'Outstanding' rating reflects our commitment to the values and objectives behind the Community Reinvestment Act.

next page

Chart 5 - Summary of Annual Loan Production
(V.O.)

ITLA Capital originated $795 million of loans in 2003, its highest level of loan production in its 29-year history.

Chart 6 - Return on Average Assets Comparison
(V.O.)

ITLA Capital's return on average assets has consistently outperformed its peer group.

next page
Chart 1 - Net Income

Operating Performance

Net Income (Dollars in Millions)
Earnings Per Share (In Dollars)
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
Net Income
Earnings Per Share

	1996	1997	1998	1999	2000	2001	2002	2003
Net Income	$10.0	$12.5	$14.8	$16.2	$18.1	$18.2	$20.0	$29.6
Earnings Per Share	$1.36	$1.57	$1.89	$2.21	$2.51	$2.72	$3.16	$4.55

Year

Chart 2 - Stock Performance

Stock Performance

48 Months: Jan 2000 - Dec 2003

350%
300%
250%
200%
150%
100%
50%
0%
-50%
-100%
12.25
19.13
20.96
33.23
50.10
ITLA Capital Corporation
Nasdaq
Dec-99
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03

December 31, 2003 | ITLA Capital Corporation | 4

Chart 3 - Efficiency Ratio Comparison

Operating Efficiency

Efficiency Ratio Comparison

70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
1995
1996
1997
1998
1999
2000
2001
2002
2003
61.32%
61.33%
59.12%
60.79%
58.20%
55.60%
58.15%
56.74%
62.77%
45.10%
36.20%
41.90%
39.19%
38.69%
35.94%
37.85%
36.70%
36.59%
ITLA Capital Corporation
All Thrifts through 12/31/02, Comm'l Banks < $10 Billion in Assets Eff 1/01/03

Source: SNL Financial

December 31, 2003 ITLA Capital Corporation 3

Chart 4 - Growth in Earnings Per Share

Chart 5 - Summary of Annual Loan Production

Lending Operations

Summary of Annual Loan Production

Dollars in Millions

Total Cumulative Production of $4.4 billion
Total Cumulative Losses of 51 basis points

$800
$700
$600
$500
$400
$300
$200
$100
$0
$365
$86
$356
$136
$395
$394
$251
$403
$502
$94
$36
$544
$795
1996
1997
1998
1999
2000
2001
2002
2003
Acquisition of Lewis Horwitz Organization
Acquisition of Asahi Bank of California
Acqusition of ICCMAC Trust
Loans Sold to Third Party Investors
Annual Loan Production

December 31, 2003 ITLA Capital Corporation 2

Chart 6 - Return on Average Assets Comparison

Operating Performance

Return on Average Assets

1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
1.44%
1.46%
1.46%
1.57%
1.47%
1.32%
1.41%
1.71%
1996
1997
1998
1999
2000
2001
2002
2003

December 31, 2003 ITLA Capital Corporation 1

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ITLA CAPITAL CORPORATION
Date:	July 28, 2004	By:	/s/ Timothy M. Doyle Timothy M. Doyle Senior Managing Director and Chief Financial Officer

end